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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 2, 2007

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                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       000-22839                                          11-3225567
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On May 2, 2007, pursuant to an Asset Purchase Agreement (the "Purchase
Agreement"), dated as of April 23, 2007, that we entered into with Lyman Bros.,
Inc., a Utah corporation ("Lyman Bros."), GlobalSat, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lyman Bros. ("GlobalSat"), and Globecomm Services Maryland LLC (successor by conversion to Snowbird
Acquisition Corp.), a Delaware limited liability company and a wholly-owned subsidiary of ours (the "Acquisition Subsidiary"), we acquired substantially all of the assets and assumed certain liabilities of the GlobalSat business (the
"Assets") and we acquired of 100% of the equity interests of Lyman Maryland
Properties, LLC, a Utah limited liability company and a wholly-owned subsidiary of Lyman Bros. and Turbo Logic Associates, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lyman Bros. (the "Companies").
Together, the Assets and the Companies comprise the GlobalSat Division of
Lyman Bros.

     Pursuant to the terms of the Purchase Agreement, we acquired the GlobalSat
Division of Lyman Bros. for a purchase price of $18.4 million in cash, subject to certain working capital adjustments. The purchase price was partially funded through a $16 million acquisition term loan that was provided by Citibank, N.A.

     A copy of the press release issued by us on May 3, 2007, announcing the closing of our acquisition of the GlobalSat Division of Lyman Bros., is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          The financial statements required by this item will be filed not later than July 18, 2007, 71 calendar days after the date that this Report is required to be filed with the U.S. Securities and Exchange
          Commission.

     (b)  Pro forma financial information.

          The pro forma financial statements required by this item will be filed not later than July 18, 2007, 71 calendar days after the date that this Report is required to be filed with the U.S. Securities and
          Exchange Commission.

     (d)  Exhibits.

Exhibit Number   Description
--------------   ---------------------------------------------------------------
2.1              Asset Purchase Agreement, dated as of April 23, 2007, by
                 and between, Globecomm Systems Inc., Lyman Bros.,
                 GlobalSat and the Acquisition Subsidiary.

99.1             Press Release, dated May 3, 2007, entitled Globecomm
                 Systems Closes Acquisition of GlobalSat Division of Lyman
                 Bros., Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBECOMM SYSTEMS INC.
                                        (Registrant)

                                        By: /s/ Andrew C. Melfi
                                            ------------------------------------
                                            Name: Andrew C. Melfi
                                            Title: Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer (Principal
                                                   Financial and Accounting
                                                   Officer)

Dated: May 8, 2007